                                                                    Exhibit 10.3

                                                         Agreement #____________
                                     IMPSAT

ImpSat USA IP-Internet Backbone & Co-location Service Agreement

1.    Service Coverage for: El SITIO USA.

2.    (Customer) Billing Address: 6161 Blue Lagoon Drive, Suite 400, Miami, FL
      33126


IP-Internet Backbone
U.S. Customer: Service Location     ImpSat      Teleport      Wilton Manors X    Piscataway ___
                                    Location                  Houston ____
                                                      ----------------------------------------------------
                                    Street            6161 Blue Lagoon Drive
                                                      ----------------------------------------------------
                                    City/State        Miami, Florida
                                                      ----------------------------------------------------
                                    Telephone         (305) 262-4500
                                                      ----------------------------------------------------
                                    Facsimile         (305) 262-6645
                                                      ----------------------------------------------------
                                    Attention         Maggie Masforroll
                                                      ----------------------------------------------------
Non-U.S. Customer: Service Location
                                                      ----------------------------------------------------
                                    Street            Avenida Belgrano 845 4to.A
                                                      ----------------------------------------------------
                                    City/State        1092-Buenos Aires. Argentina
                                                      ----------------------------------------------------
                                    Telephone         54-11-4343-5309
                                                      ----------------------------------------------------
                                    Facsimile         54-11-4343-5309/4343-9122
                                                      ----------------------------------------------------
                                    Attention         Alfredo Jimenez
                                                      ----------------------------------------------------

      B.    Transmission Rate:            4,096 Kbps
                                          -----

      C.    Type of Service:           |X|   IP-Internet  Backbone & Co-location
                                       |_|   CIR ______  PVC _____

Note: The transmission rate is equivalent to the Internet Backbone Access Guaranteed Bandwidth provided to the customer. ImpSat USA will also provide co-location for customer's equipment hosted in 3 1/2 racks and 7 x 24 monitoring service.


3.    Service Term: 36 Months, beginning on the date of service acceptance.

4.    INTERNET Electronic Mail Address for Notice of Acceptance Certification:
      INTERNET electronic mail address to which IMPSAT USA is certification that the circuit is ready (in accordance with Section 1 on page 2 of this Agreement.

                     E-mail Address: ajimenez@elsitio.com.ar

5. Price Schedule: (not including any fees, charges, taxes, and/or withholdings including but not limited to contributions to universal service mechanisms)

--------------------------------------------------------------------------------
               Monthly Recurring Charges:
                   Communications Service                             $ 6,240.00
               Non-Recurring Charges:
                   Engineering, Installation, & Commissioning:            $ 0.00
--------------------------------------------------------------------------------

6. Signature - By signing below, Customer requests the provision of the services described herein for the specified term. IMPSAT USA agrees to those services for the specified term, and Customer agrees to the Terms and Conditions and Conditions of Service, installation, and Maintenance on pages 2,3,4 and 5.

                        Customer                      ImpSat USA, Inc.

            Signed ____________________________       __________________________

            Name (Print)_______________________       __________________________

            Title _____________________________       __________________________

            Date ______________________________       __________________________


--------------------------------------------------------------------------------
04/29/99                          El Sitio                                Page
--------------------------------------------------------------------------------

                                                         Agreement #____________
                                     impsat

                              TERMS AND CONDITIONS

      IMPSAT USA and Customer agree that this Service Agreement shall be governed by the following terms and conditions

1.    Service Acceptance
      Acceptance of service shall be deemed to occur upon IMPSAT USA's certification that service related equipment and service has been installed and upon certification of the service by Customer. For each such service, Customer shall provide an INTERNET electronic mail address to which IMPSAT USA shall send such certification. Certification of the service by Customer shall be deemed to have occurred twenty-four (24) hours after certification is sent by IMPSAT USA unless Customer certifies in writing to IMPSAT USA within that period that the service is experiencing a high rate of errors and provides evidence thereof. If Customer does not accept the service, IMPSAT USA shall retest the service and equipment for a period of (24) hours. If service is found to be acceptable, and/or is determined that the problem exists in the Customers equipment, IMPSAT USA, shall then have the right to commence billing for the service as of the original certification date.

2. Price Schedule (not including taxes applicable in each country). The prices for the communications services shall be as set forth in the Service Agreement on page 1 for each service and each term of service stated therein. These prices are in U.S. dollars and are net to IMPSAT USA in all cases. Customer shall be responsible for the payment of any and all applicable fees, charges, taxes, and/or withholdings including, but not limited to contributions to Universal Service support mechanisms on the service at the time of invoice by IMPSAT USA and its affiliates providing service at the non-USA service sites.

3. Termination by Customer. Customer may terminate Service upon sixty (60) days written notice to IMPSAT USA's corporate office, computed from the date of receipt by IMPSAT USA of the notice. The termination of this Agreement for any reason shall extinguish all of IMPSAT USA's obligations to provide, and Customer's obligations to accept IMPSAT USA service but shall not relieve either party of any remaining obligations that are applicable under this Agreement.

4. Payment Schedule A. Non-recurring charge shall be invoiced 100% within five (5) working days of Agreement signature and 50% within five (5) working days of acceptance of service. Customer shall pay invoiced amount in full within ten (10) calendar days of the invoice date. B. The monthly recurring charge will be invoiced at the beginning of each month for service beginning on the first (1st) day of same month Customer shall pay this invoice in full no later than the 15th of each month. C. Payments not made as provided in Clauses 4A, 4B, shall accrue interest at the rate of one and one-half percent (1.5%) per month, or at the highest rate allowed by law, whichever is less, from the invoice date until paid. Failure of Customer to pay any amounts when due shall constitute sufficient cause for IMPSAT USA to terminate service to Customer under this Agreement.

5. Renewal and Cancellation of Service After Expiration of Agreement At the end of the Agreement term, service will be automatically renewed for a like period unless Customer signs a new service Agreement or cancels the service in writing as provided herein at least sixty (60) days prior to the expiration of the service period. The rate for service shall be at the price and on the terms and conditions of IMPSAT USA then in effect at the time of renewal.

6.    Confidential Information

      6.1 Confidential Information. Each party acknowledges that it will have access to certain confidential information of the other party concerning the other party's business, plans, customers, technology, and products, including the terms and conditions of this Agreement ("Confidential Information"). Confidential Information will include, but not be limited to, each party's proprietary software and Customer information. Each party agrees that it will not use in any way, for its own account or the account of any third party, except as expressly permitted by this Agreement, nor disclose to any third party (except as required by law or to that party's attorneys, accountants and other advisors as reasonably necessary), any of the other party's Confidential Information and will take reasonable precautions to protect the confidentiality of such information.

      6.2 Exceptions. Information will not be deemed Confidential Information hereunder if such information: (i) is known to the receiving party prior to receipt from the disclosing party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party;
(ii) becomes known (independently of disclosure by the disclosing party) to the receiving party directly or indirectly from a source other than one having an obligation of confidentiality to the disclosing party;
(iii) becomes publicly known or otherwise ceases to be secret or confidential, except through a breach of this Agreement by the receiving party; or (iv) is independently developed by the receiving party.

7.    Representations and Warranties

      7.1   Warranties by Customer.

      (a) Customer Equipment. Customer represents and warrants that it owns or has the legal right and authority, and will continue to own or maintain the legal right and authority during the term of this Agreement, to place and use the Customer Equipment as contemplated by this Agreement. Customer further represents and warrants that its placement, arrangement, and use of the Customer Equipment in the Internet Data Centers comply with the Customer Equipment Manufacturer's environmental and other specifications.

--------------------------------------------------------------------------------
04/29/99                          El Sitio                                Page
--------------------------------------------------------------------------------

                                                         Agreement #____________
                                     impsat

      (b) Customer's Business. Customer represents and warrants that Customer's services, products, materials, data, information and Customer Equipment used by Customer in connection with this Agreement as well as Customer's and its permitted customers' and users' use of the Internet Data Center Services (collectively, "Customer's Business") does not as of the Installation Date, and will not during the term of this Agreement operate in any manner that would violate any applicable law or regulation.

      (c) Breach of Warranties. In the event of any breach, or reasonably anticipated breach, of any of the foregoing warranties, in addition any other remedies available at law or in equity, IMPSAT USA will have the right immediately, in IMPSAT USA's sole discretion, to suspend any related Internet Data Center Services if deemed reasonably necessary by IMPSAT USA to prevent any harm to IMPSAT USA and its business.

      7.2   Warranties and Disclaimers by IMPSAT USA.

      7.2 (a) Service Level Warranty. In the event Customer experiences any of the following and IMPSAT USA determines in its reasonable judgment that such inability was caused by IMPSAT USA's failure to provide Internet Data Center Services for reasons within IMPSAT USA's reasonable control and not as a result of any actions or inaction of Customer or any third parties (including Customer Equipment and third party equipment), IMPSAT USA will, upon Customer's request in accordance with paragraph (iii) below, credit Customer's account as described below:

            (i) Inability to Access the Internet (Downtime). If Customer is unable to transmit and receive information from IMPSAT USA's Internet Data Centers (i.e., IMPSAT USA's LAN and WAN) to other portions of the Internet because IMPSAT USA failed to provide the Internet Data Center Services, IMPSAT USA will credit Customer's account the pro-rata connectivity charges (i.e., all bandwidth-related charges) according to the table below. IMPSAT USA's scheduled maintenance of the Internet Data Centers and Internet Data Center Services, shall not be deemed to be a failure of IMPSAT USA to provide Internet Data Center Services. IMPSAT USA must notify the Customer of any maintenance or related tasks that may cause a service downtime. Any service interruption without a prior notification shall be deemed to be failure of IMPSAT USA. For purposes of the foregoing, "unable to transmit and receive" shall mean sustained packet loss in excess of 50% based on IMPSAT USA's measurements.

             Total Monthly Outage Time          Service credit percentage
             -------------------------          -------------------------

             Less than or equal to 1 hour                  5%

             Greater than one hour                         10%

             Greater than two hours                        20%

            (ii) Packet Loss and Latency. IMPSAT USA does not proactively monitor the packet loss or transmission latency of specific customers. IMPSAT USA does, however, proactively monitor the aggregate packet loss and transmission latency within its LAN and WAN. In the event that IMPSAT USA discovers (either from its own efforts or after being notified by Customer) that Customer is experiencing packet loss in excess of one percent (1%) ("Excess Packet Loss") or transmission latency in excess of 120 milliseconds round trip time (based on IMPSAT USA'S measurements) between IMPSAT USA Internet Data Centers and the Internet Backbone (collectively, "Excess Latency," and with Excess Packet Loss "Excess Packet Loss/Latency"), and Customer notifies IMPSAT USA (or confirms that IMPSAT USA has notified Customer), IMPSAT USA will take all actions necessary to determine the source of the Excess Packet Loss/Latency.

                  (A) Time to Discover Source of Excess Packet Loss/Latency; Notification of Customer. Within two (2) hours of discovering the existence of Excess Packet Loss/Latency, IMPSAT USA will determine whether the source of the Excess Packet Loss/Latency is limited to the Customer Equipment and the IMPSAT USA equipment connecting the Customer Equipment to IMPSAT USA'S LAN ("Customer Specific Packet Loss/Latency"). If the Excess Packet Loss/Latency is not a Customer Specific Packet Loss/Latency, IMPSAT/ USA will determine the source of the Excess Packet Loss/Latency within two (2) hours after determining that it is not a Customer Specific Packet Loss/Latency. In any event, IMPSAT USA will notify Customer of the source of the Excess Packet Loss/Latency within sixty (60) minutes after identifying the source.

                  (B) Remedy of Excess Packet Loss/Latency. If the Excess Packet Loss/Latency remedy is within the sole control of IMPSAT USA, IMPSAT USA will remedy the Excess Packet Loss/Latency within two (2) hours of determining the source of the Excess Packet Loss/Latency. If the Excess Packet Loss/Latency is caused from outside of the IMPSAT USA LAN or WAN, IMPSAT USA will notify Customer and will use commercially reasonable efforts to notify the party(ies) responsible for the source and cooperate with it(them) to resolve the problem as soon as possible.

                  (C) Failure to Determine Source and/or Resolve Problem. In the event that IMPSAT USA is unable to determine the source of and remedy the Excess Packet Loss/Latency within the time periods described above (where IMPSAT USA was solely in control of the source), IMPSAT USA will credit Customer's account the pro-rata connectivity charges according to the table below after the time period described above that it takes IMPSAT USA to resolve the problem.

           Time passed                          Service Credit percentage
           -----------                          -------------------------

           Less than or equal to two hours                  5%
           Greater than two hours                          10%


--------------------------------------------------------------------------------
04/29/99                          El Sitio                                Page 3
--------------------------------------------------------------------------------

                                                         Agreement #____________
                                     impsat

            (iii) Customer Must Request Credit: To receive any of the credits described in this section 5.2(a), Customer must notify IMPSAT USA within three (3) business days from the time Customer becomes eligible to receive a credit. Failure to comply with this requirement will waive Customer's right to receive a credit.

            (iv) Remedies Shall Not Be Cumulative: Maximum Credit: In the event that Customer is entitled to multiple credits hereunder arising from the same event, such credits shall not be cumulative and Customer shall be entitled to receive only the maximum single credit available for such event. A credit shall be applied only to the month in which there was the incident that resulted in the credit. Customer shall not be eligible to receive any credits for periods in which Customer received any Internet Data Center Services free of charge.

                  (A) Service credits issued in any month under this Service
                      Level Guarantee under this Agreement will not exceed 30% of the monthly recurring charges.

                  (B) Service credits issued during a Contract Year under this
                      Service Level Guarantee under this Agreement will not exceed 20% of Customer's Services invoiced during the Contract Year.

            (v) Termination Option for Chronic Problems: If, in any single calendar month, Customer would be able to receive credits resulting from three (3) or more events during such calendar month or, if any single event entitling customer to credits under paragraph 5.2(a)(i) exists for a period of twelve (12) consecutive hours, then, Customer may terminate this Agreement for cause and without penalty by notifying IMPSAT USA within five (5) days following the end of such calendar month. Such termination will be effective thirty 30 days after receipt of notice by IMPSAT USA.

      (b) No Other Warranty. EXCEPT FOR THE EXPRESS WARRANTY SET OUT IN SUBSECTION (a) ABOVE, THE INTERNET DATA CENTER SERVICES ARE PROVIDED ON AN "AS IS" BASIS, AND CUSTOMER'S USE OF THE INTERNET DATA CENTER SERVICES IS AT ITS OWN RISK. IMPSAT USA DOES NOT MAKE, AND HEREBY Disclaims, ANY AND ALL OTHER EXPRESS AND/OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NONINFRINGEMENT AND TITLE, AND ANY WARRANTIES ARISING FROM A COURSE OF DEALING, USAGE, OR TRADE PRACTICE. IMPSAT USA DOES NOT WARRANT THAT THE INTERNET DATA CENTER SERVICES WILL BE UNINTERRUPTED, ERROR-FREE, OR COMPLETELY SECURE.

      (c) Disclaimer of Actions Caused by and/or Under the Control of Third Parties. IMPSAT USA DOES NOT AND CANNOT CONTROL FLOW OF DATA TO OR FROM IMPSAT USA'S INTERNET DATA CENTERS AND OTHER PORTIONS OF THE INTERNET. SUCH FLOW DEPENDS IN LARGE PART ON THE PERFORMANCE OF INTERNET SERVICES PROVIDED OR CONTROLLED BY THIRD PARTIES. AT TIMES, ACTIONS OR INACTIONS CAUSED BY THESE THIRD PARTIES CAN PRODUCE SITUATIONS IN WHICH IMPSAT USA'S CUSTOMERS' CONNECTIONS TO THE INTERNET (OR PORTIONS THEREOF) MAY BE IMPAIRED OR DISRUPTED. ALTHOUGH IMPSAT USA WILL USE COMMERCIALLY REASONABLE EFFORTS TO TAKE ACTIONS IT DEEMS APPROPRIATE TO REMEDY AND AVOID SUCH EVENTS, IMPSAT USA CANNOT GUARANTEE THAT THEY WILL NOT OCCUR. ACCORDINGLY, IMPSAT USA DISCLAIMS ANY AND ALL LIABILITY RESULTING FROM OR RELATED TO SUCH EVENTS.

8.    Limitations of Liability.

      8.1 PERSONAL Injury. EACH REPRESENTATIVE AND ANY OTHER PERSONS VISITING THE INTERNET DATA CENTERS DOES SO AT ITS OWN RISK AND IMPSAT USA ASSUMES NO LIABILITY WHATSOEVER FOR ANY HARM TO SUCH PERSONS RESULTING FROM ANY CAUSE OTHER THAN IMPSAT USA'S NEGLIGENCE OR WILLFUL MISCONDUCT RESULTING IN PERSONAL INJURY TO SUCH PERSONS DURING SUCH A VISIT.

      8.2 Damage to Customer Equipment or Business. IMPSAT USA ASSUMES NO LIABILITY FOR ANY DAMAGE TO, OR LOSS RELATING TO CUSTOMER'S BUSINESS RESULTING FROM ANY CAUSE WHATSOEVER. CERTAIN CUSTOMER EQUIPMENT, INCLUDING BUT NOT LIMITED TO CUSTOMER EQUIPMENT LOCATED ON CYBERRACKS, MAY BE DIRECTLY ACCESSIBLE BY OTHER CUSTOMERS. IMPSAT USA ASSUMES NO LIABILITY FOR ANY DAMAGE TO, OR LOSS OF, ANY CUSTOMER EQUIPMENT RESULTING FROM ANY CAUSE OTHER THAN IMPSAT USA'S NEGLIGENCE OR WILLFUL MISCONDUCT. TO THE EXTENT IMPSAT USA IS LIABLE FOR ANY DAMAGE TO, OR LOSS OF, THE CUSTOMER EQUIPMENT FOR ANY REASON, SUCH LIABILITY WILL BE LIMITED SOLELY TO THE THEN-CURRENT VALUE OF THE CUSTOMER EQUIPMENT.

      8.3 EXCLUSIONS. EXCEPT AS SPECIFIED IN SECTIONS 6.1 AND 6.2, IN NO EVENT WILL IMPSAT USA BE LIABLE TO CUSTOMER'S REPRESENTATIVE, OR ANY THIRD PARTY FOR ANY CLAIMS ARISING OUT OF OR RELATED TO THIS AGREEMENT, CUSTOMER EQUIPMENT, CUSTOMER'S BUSINESS OR OTHERWISE, AND ANY LOST REVENUE, LOST PROFITS, REPLACEMENT GOODS, LOSS OF TECHNOLOGY, RIGHTS OR SERVICES, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, LOSS OF DATA, OR INTERRUPTION OR LOSS OF USE OF SERVICE OR OF ANY CUSTOMER EQUIPMENT OR CUSTOMER'S BUSINESS, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER UNDER THEORY OF CONTRACT, TORT (INCLUDING NEGLIGENCE), STRICT LIABILITY OR OTHERWISE.

      8.4 Maximum Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, IMPSAT USA'S MAXIMUM AGGREGATE LIABILITY TO CUSTOMER RELATED
TO OR IN CONNECTION WITH THIS AGREEMENT WILL BE LIMITED TO THE TOTAL AMOUNT PAID BY CUSTOMER IMPSAT USA HEREUNDER FOR THE PRIOR TWELVE (12) MONTH PERIOD.

      8.5 Customer's Insurance. Customer agrees that it will not pursue any claims against IMPSAT USA for any liability IMPSAT USA may have under or relating to this Agreement until Customer first makes claims against Customer's insurance provider(s) and such insurance provider(s) finally resolve(s) such claims.

      8.6 Basis of the Bargain; Failure of Essential Purpose. Customer acknowledges that IMPSAT USA has set its prices and entered into this Agreement in reliance upon the limitations of liability and the disclaimers of warranties and damages set forth herein, and that the same form an essential basis of the bargain between the parties. The parties agree not to pursue remedies contrary to the limitations and exclusive of liability and disclaimers specified in this Agreement will survive and apply even if available remedies are found to have failed of their essential purpose. This section shall survive the termination of the Agreement.

--------------------------------------------------------------------------------
04/29/99                          El Sitio                                Page 4
--------------------------------------------------------------------------------

                                                         Agreement #____________
                                     impsat

9.    Force Majeure.

      Neither party shall be in default or otherwise liable for any delay in or failure of performance under this Agreement if such delay or failure arises by any reason beyond that party's reasonable control, including any Act of God, the elements, earthquake, flood, fire, provided however, that lack of funds shall not be deemed to be a reason beyond a party's reasonable control. The parties will promptly inform and consult with each other as to any Force Majeure events that, in their judgment, are or could be the cause of a delay or failure in the performance of this Agreement.

10.   Assignment.

      The service or any rights or obligations associated therewith may not be assigned or in any way transferred by Customer without the prior written consent of IMPSAT USA.

11.   Intellectual and other Property Rights.

      Customer shall not acquire any intellectual or other property rights in or to items, which IMPSAT USA may develop or use while providing the service described in this Agreement. IMPSAT USA shall own all such rights.

12.   Non-Waiver.

      No forbearance by either party to enforce any provision under this Agreement or any right existing under this Agreement shall constitute waiver of such provisions or right or be deemed to perfect an amendment or modification of this Agreement.

13.   Jurisdiction and Governing Law.

      This Agreement shall be governed by the laws of the State of Florida, except for those laws pertaining to the choice of law. Both parties hereby agree to submit to the exclusive jurisdiction of the courts of the State of Florida.

13.   Use Restrictions.

      Customer shall comply with any restrictions on Customer's receipt of Service applicable in any country in which Customer uses service (such country a "Country of Use"). Customer shall obtain all licenses that are required in a Country of Use for use of the service. Customer shall indemnify and hold IMPSAT USA harmless from any claims, damages, losses, liabilities, or judgements resulting from Customer's breach of the obligations of this Paragraph.

14.   Default and Termination:

      A.(i) If either party breaches any term or condition of this Agreement and such breach can reasonably be cured (other than default for event specified in Section 13 B), the non-defaulting party shall notify the defaulting party in writing and grant the defaulting party a minimum period of 15 days to cure such default following the date of the notice. The nondefaulting party may, in its discretion, grant additional time in which to cure as the defaulting party may require if the nondefaulting party reasonably believes that the defaulting party is diligently pursuing a cure for the breach.

      (ii) If the defaulting party does not cure the default within such 15-day period, or if, at any time during the additional period granted for cure, the non-defaulting party reasonably believes that the defaulting party is not making diligent efforts to cure the default, the non-defaulting party may immediately terminate this Agreement by written notice to the defaulting party.

      B. Any of the following events will constitute a default of this Agreement by Customer and give IMPSAT USA the right to terminate Agreement upon 5 days notice to Customer.

            (i) Nonpayment of any portion of the nonrecurring charge within 15 days of the date such payment becomes due,

            (ii) Nonpayment of any portion of the monthly recurring charge within 15 days of date such payment becomes due, or

            (iii) If Customer is held in any judicial or administrative proceeding to be in breach of this Agreement.

15.   Billing Disputes.

      If Customer in good faith disputes any portion of any IMPSAT USA invoice, Customer shall submit within fifteen (15) days following the date of invoice, full payment of the undisputed portion of the invoice, and written documentation identifying and substantiating the disputed amount. If Customer does not report a dispute within the fifteen (15) day period Customer shall have waived its dispute rights for that invoice IMPSAT USA and Customer agree to use their respective best efforts to resolve any dispute with fifteen (15) days after IMPSAT USA receives written notice of the dispute from Customer. Any disputed amounts resolved in favor of Customer shall be credited to Customer's account on the next invoice following resolution of the dispute. Any disputed amounts determined to be payable to IMPSAT USA shall within ten (10) days of the resolution of the dispute. Any dispute arising out of or relating to this agreement which has not been resolved by the good faith efforts of the parties will be settled by binding arbitration. Any controversy or claim arising out of or relating to this Agreement shall be finally settled by arbitration in Fort Lauderdale, Florida and shall be resolved under the laws of the State of Florida. The arbitration shall be conducted before a single arbitrator in accordance with the commercial rules and practices of the American Arbitration Association then in effect.

16.   Entire Agreement.

      The attached Conditions of Service, Installation, and Maintenance and any future Supplemental Agreement relating to this service are an integral part of the present Agreement. This Agreement constitutes the entire and exclusive statement of the rights, obligations and understandings of the parties with respect to the service stated herein. If any term or provision of this Agreement shall be held invalid or unenforceable, the remainder of this Agreement shall not be affected thereby and each term and provision hereof shall be valid and enforced to the fullest extent permitted by law. All subsequent orders placed by Customer and accepted by IMPSAT USA under this Agreement will become an integral part of this Agreement.
--------------------------------------------------------------------------------
04/29/99                          El Sitio                                Page 5
--------------------------------------------------------------------------------

                                                         Agreement #____________
                                     impsat

                             CONDITIONS OF SERVICE

      "IMPSAT USA" shall mean IMPSAT USA, Inc., affiliated IMPSAT companies, their contractors, subcontractors or assignees

      FIRST: CUSTOMER RESPONSIBILITY

      The customer will be responsible for:

a) The physical, electrical and mechanical installation of the equipment at the racks space assigned by ImpSat USA.

b) The software configuration of each equipment and the IP routing configuration through the Internet backbone access provided by ImpSat USA.

c)    Remote monitoring of the equipment once installed.

d) Provide verbal instructions to ImpSat USA's teleport engineers for maintenance purposes and related tasks, which may include tape back ups processes.

      SECOND: IMPSAT RESPONSIBILITY

      ImpSat USA will be responsible for:

a)    Provide Internet Backbone Access with guaranteed bandwidth according to item 2.B of the Service Agreement.

b) Provide full management of a customer's data backup process. Impsat personnel can conduct this procedure according to a predefined schedule or on an on-demand basis.

c) Provide assistant on a 7x24 basis for maintenance purposes and related tasks.

d) ImpSat USA must ensure that the following conditions are met in the room where customer's equipment is going to be installed:

      d.1) AC monophase voltage supplied by on-line UPS with the following specifications:

           Voltage: 110 Volts +/- 5% (220V available upon notification with Service Order)

           Frequency: 60 Hz +/- 5% (50 Hz available upon notification with Service Order)

      d.2) Ambient conditions:

           Temperature: From 10 degrees to 30 degrees Celsius

           Humidity: 10% to 90% relative humidity, non-condensing

      d.3) Grounding connector with ground resistance always below 3 Ohms. Voltage between ground line and neutral line must not exceed 1 volt RMS, under any circumstances.

      d.4) Air filtering to avoid the presence of dust inside the room,

--------------------------------------------------------------------------------
04/29/99                          El Sitio                                Page 6
--------------------------------------------------------------------------------